SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2003

                           KNIGHT TRANSPORTATION, INC.
             (Exact name of registrant as specified in its charter)


           Arizona                    000-24946                  86-0649974
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


           5601 W. Buckeye Road, Phoenix, Arizona           85043
          (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:
                                 (602) 269-2000


                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

         EXHIBIT
         NUMBER            EXHIBIT TITLE
         ------            -------------
          99.1 Knight Transportation, Inc. press release announcing financial results for the quarter ended March 31, 2003

ITEM 8. CHANGE IN FISCAL YEAR

     Not applicable.

ITEM 9. REGULATION FD DISCLOSURE

     The following information regarding the press release of Knight Transportation, Inc. (the "Company") announcing its financial results for the first quarter ended March 31, 2003 is intended to be furnished under Item 12, "Results of Operations and Financial Condition," but is instead being furnished pursuant to Item 9 in accordance with the interim guidance contained in Securities Exchange Commission Release No. 33-8216. The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On April 16, 2003, the Company issued a press release (the "Earnings Press Release") announcing its financial results for the first quarter ended March 31, 2003. A copy of the Earnings Press Release is attached to this report as Exhibit 99.1.

     On April 17, 2003, the Company held a conference call to discuss the Earnings Press Release. During the call, Chief Executive Officer Kevin Knight commented on the earnings per share forecasts published by investment banking analysts for the quarter ending June 30, 2003, and the year ending December 31, 2003. The Company believes the mean estimates (based on the ten published forecasts published on Nasdaq Online at April 16, 2003) were $0.21 per share for the quarter ending June 30, 2003, and $0.87 per share for the year ending December 31, 2003. Mr. Knight stated management's belief that those mean estimates are reasonably achievable.

     THE INFORMATION HEREIN AND THE STATEMENTS BY COMPANY REPRESENTATIVES DURING THE CONFERENCE CALL CONTAIN "FORWARD-LOOKING STATEMENTS" THAT ARE MADE PURSUANT TO THE SAFE-HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHERWISE MAY BE PROTECTED. SUCH STATEMENTS ARE MADE BASED ON THE CURRENT BELIEFS AND EXPECTATIONS OF THE COMPANY'S MANAGEMENT AND ARE SUBJECT TO SIGNIFICANT RISKS AND UNCERTAINTIES. ACTUAL RESULTS MAY DIFFER FROM THOSE ANTICIPATED BY FORWARD-LOOKING STATEMENTS. PLEASE REFER TO THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR INFORMATION CONCERNING RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY AFFECT FUTURE RESULTS.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KNIGHT TRANSPORTATION, INC.


Date: April 18, 2003                    /s/ Timothy M. Kohl
                                        ----------------------------------------
                                        Timothy M. Kohl
                                        Executive Vice President, Secretary, and
                                        Chief Financial Officer

                                  EXHIBIT INDEX

99.1 Knight Transportation, Inc. press release announcing financial results for the quarter ended March 31, 2003